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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


                               February 27, 2003
                                (Date of Report)


                         VENTURES-NATIONAL INCORPORATED
             (Exact name of registrant as specified in its charter)


           Utah                    000-32847                   87-0433444
(State or other jurisdiction       (Commission                 (IRS Employer
      of incorporation)           File Number)              Identification No.)

          44358 Old Warm Springs Boulevard, Fremont, California 94538
          -----------------------------------------------------------
                    (Address of principal executive offices)

                                 (510) 824-1240
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


             1855 Norman Avenue, Santa Clara, California 95054-2029
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)


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         This is Amendment No.1 to the Current Report on Form 8-K dated February
27, 2003 and filed with the Securities and Exchange Commission on February 27, 2003, for the purpose of amending Item 7.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

              (a) Financial Statements of Business Acquired.

              A comparison of the most recent annual financial statements of EMC as of December 31, 2002 and the Registrant's most recent annual consolidated financial statements as of August 31, 2002 filed prior to the date of acquisition indicates that the acquisition of EMC was not considered a significant subsidiary pursuant to the conditions specified in Rule 1-02(w) of Regulation S-X. Accordingly, audited financial statements are not required pursuant to this Regulation.

              (b) Pro Forma Financial Information.

              Pro forma financial information is not required in connection with this acquisition as it did not meet the requirements pursuant to Article 11 of Regulation S-X.





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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  April 14, 2003

                         VENTURES-NATIONAL INCORPORATED



                          By:  /s/ James E. Patty
                               ---------------------------------------------
                               Name: James. E. Patty
                               Title: President and Chief Executive Officer